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                                  EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Statement Nos. 81693, 33-9038, 33-47600 and 333-90367) and Registration
Statement on Form S-3 (Registration Statement No. 33-50286).


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP

Cleveland, Ohio
March 28, 2000